UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

As of September 15, 2004, the Registrant and several of its subsidiaries entered into the fourth amendment to the Loan and Security Agreement among the Registrant, such subsidiaries, specified lenders and Wells Fargo Foothill (as the arranger and administrative agent for the various lenders) dated March 3, 2004, as amended. The Amendment reduced certain reporting requirements of the Registrant. A copy of the Amendment is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

Exhibits	Description
99.1	Fourth Amendment to Loan and Security Agreement between the Registrant and Wells Fargo Foothill dated as of September 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

Date: September 20, 2004	By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits	Description
99.1	Fourth Amendment to Loan and Security Agreement between the Registrant and Wells Fargo Foothill dated as of September 15, 2004.